    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 9, 2000
                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                           JUNO ONLINE SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                    7370                                   13-3914547
    (State or Other Jurisdiction of             (Primary Standard Industrial                    (I.R.S. Employer
     Incorporation or Organization)             Classification Code Number)                  Identification Number)

                            ------------------------

                                 1540 BROADWAY
                            NEW YORK, NEW YORK 10036
                                 (212) 597-9000
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)
                         ------------------------------

                              MR. CHARLES E. ARDAI
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           JUNO ONLINE SERVICES, INC.
                                 1540 BROADWAY
                            NEW YORK, NEW YORK 10036
                                 (212) 597-9000
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                         ------------------------------

                                   COPIES TO:

         ALEXANDER D. LYNCH, ESQ.                      JOHN W. WHITE, ESQ.
         BRIAN B. MARGOLIS, ESQ.                     CRAVATH, SWAINE & MOORE
     BROBECK, PHLEGER & HARRISON LLP                     WORLDWIDE PLAZA
       1633 BROADWAY, 47(TH) FLOOR                      825 EIGHTH AVENUE
         NEW YORK, NEW YORK 10019                    NEW YORK, NEW YORK 10019
              (212) 581-1600                              (212) 474-1000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-94275

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                        PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                                       AMOUNT TO         OFFERING PRICE     AGGREGATE OFFERING      AMOUNT OF
   TITLE OF EACH CLASS OF SECURITIES REGISTERED     BE REGISTERED(1)      PER SHARE(2)           PRICE(2)        REGISTRATION FEE
COMMON STOCK, PAR VALUE $.01 PER SHARE............       322,000           $28.78125           $  9,267,563         $  2,447(3)

(1) Includes 42,000 shares which the underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purposes of computing the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended (based on the average of the high and low prices of the common stock as quoted on the Nasdaq National Market on February 7, 2000).

(3) Previously paid.

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
                                EXPLANATORY NOTE

    This registration statement is being filed with respect to the registration of additional shares of Common Stock, par value $.01 per share, of Juno Online Services, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the registration statement of the Company (File No. 333-94275), as amended, which was declared effective on February 8, 2000 (the "Earlier Registration Statement"), including the exhibits thereto, are incorporated by reference into this registration statement. The form of prospectus contained in such Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

    The Company certifies that the registration fee set forth on the cover page of this Registration Statement was previously paid in connection with an over-payment of fees by the Company relating to the Earlier Registration Statement. Accordingly, no additional fee is required to be transmitted at this time.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in The City of New York, State of New York, on this 9th day of February, 2000.

                                                       JUNO ONLINE SERVICES, INC.

                                                       By:             /s/ CHARLES E. ARDAI
                                                            -----------------------------------------
                                                                      Name: Charles E. Ardai
                                                              Title:  President and Chief Executive
                                                                             Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated.

                      SIGNATURE                        TITLE(S)                            DATE
                      ---------                        --------                            ----

                                                       President, Chief Executive
                /s/ CHARLES E. ARDAI                     Officer and Director
     -------------------------------------------         (principal executive        February 9, 2000
                  Charles E. Ardai                       officer)

                                                       Chief Financial Officer and
                          *                              Treasurer (principal
     -------------------------------------------         accounting and financial    February 9, 2000
                Richard M. Eaton, Jr.                    officer)

                          *
     -------------------------------------------       Director                      February 9, 2000
                   Edward J. Ryeom

                          *
     -------------------------------------------       Director                      February 9, 2000
                  Louis K. Salkind

                          *
     -------------------------------------------       Director                      February 9, 2000
                    David E. Shaw

*By:                  /s/ CHARLES E. ARDAI
             --------------------------------------
                        Charles E. Ardai
                        ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

       EXHIBIT
       NUMBER                                   DESCRIPTION                                 PAGE
---------------------   ------------------------------------------------------------      --------
      5.1               Opinion of Brobeck, Phleger & Harrison LLP..................
     23.1               Consent of Brobeck, Phleger & Harrison LLP (included in
                          Exhibit 5.1)..............................................
     23.2               Consent of PricewaterhouseCoopers LLP.......................
     24.1*              Powers of Attorney..........................................

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*   Incorporated by reference to the Registrant's Registration Statement on
    Form S-1, File No. 333-94275.